Prudential Investment Portfolios 12
Annual period ending March 31, 2015
File No. 811-08565

SUB-ITEM 77-C
Submission of Matters to a Vote of Security Holders






Prudential US Real Estate Fund:

Results of Proxy Voting

(Unaudited)


At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios, Inc. 12 which is comprised of Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential Short Duration Muni High Income Fund and Prudential Long-Short Equity Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:






SHARES VOTED
 % OF VOTED
 % OF TOTAL

(a) Ellen S. Alberding;
FOR
    130,451,075.265
    99.405
    82.566
WITHHELD
    782,095.872
    0.595
    0.495




(b) Kevin J. Bannon;
FOR
    130,464,262.065
    99.415
    82.575
WITHHELD
    768,909.072
    0.585
    0.486




(c) Linda W. Bynoe;
FOR
    130,450,136.572
    99.404
    82.566
WITHHELD
    783,034.565
    0.596
    0.495




(d) Keith F. Hartstein;
FOR
    130,418,994.870
    99.380
    82.546
WITHHELD
    814,176.267
    0.620
    0.515




(e) Michael S. Hyland;
FOR
    130,411,843.871
    99.375
    82.542
WITHHELD
    821,327.266
    0.625
    0.519




(f) Stephen P. Munn;
FOR
    130,356,575.651
    99.333
    82.507
WITHHELD
    876,595.486
    0.667
    0.554




(g) James E. Quinn;
FOR
    130,446,726.994
    99.401
    82.564
WITHHELD
    786,444.143
    0.599
    0.497




(h) Richard A. Redeker;
FOR
    130,311,471.503
    99.298
    82.478
WITHHELD
    921,699.634
    0.702
    0.583




(i) Stephen G. Stoneburn;
FOR
    130,356,065.699
    99.332
    82.506
WITHHELD
    877,105.438
    0.668
    0.555




(j) Stuart S. Parker;
FOR
    130,468,581.093
    99.418
    82.578
WITHHELD
    764,590.044
    0.582
    0.483




(k) Scott E. Benjamin; and
FOR
    130,474,677.168
    99.423
    82.581
WITHHELD
    758,493.969
    0.577
    0.480




(l) Grace C. Torres.
FOR
    130,486,922.341
    99.432
    82.578
WITHHELD
    746,248.796
    0.568
    0.472





At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential US Real Estate Fund (the "Fund"), approved the following proposal:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval; and


SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
    2,047,464.755
    88.377
    81.100
AGAINST
    3,498.064
    0.151
    0.138
ABSTAIN
    4,447.960
    0.192
    0.176
BROKER NON-VOTE
    261,345.065
    11.280
    10.352

TOTAL
    2,316,755.844
    100.000%
    91.766    %



Prudential Global Real Estate Fund:

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios, Inc. 12 which is comprised of Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential Short Duration Muni High Income Fund and Prudential Long-Short Equity Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:



SHARES VOTED
 % OF VOTED
 % OF TOTAL

(a) Ellen S. Alberding;
FOR

130,451,075.265
    99.405
    82.566
WITHHELD
    782,095.872
    0.595
    0.495




(b) Kevin J. Bannon;
FOR

130,464,262.065
    99.415
    82.575
WITHHELD
    768,909.072
    0.585
    0.486




(c) Linda W. Bynoe;
FOR

130,450,136.572
    99.404
    82.566
WITHHELD
    783,034.565
    0.596
    0.495




(d) Keith F. Hartstein;
FOR

130,418,994.870
    99.380
    82.546
WITHHELD
    814,176.267
    0.620
    0.515




(e) Michael S. Hyland;
FOR

130,411,843.871
    99.375
    82.542
WITHHELD
    821,327.266
    0.625
    0.519




(f) Stephen P. Munn;
FOR

130,356,575.651
    99.333
    82.507
WITHHELD
    876,595.486
    0.667
    0.554




(g) James E. Quinn;
FOR

130,446,726.994
    99.401
    82.564
WITHHELD
    786,444.143
    0.599
    0.497




(h) Richard A. Redeker;
FOR

130,311,471.503
    99.298
    82.478
WITHHELD
    921,699.634
    0.702
    0.583




(i) Stephen G. Stoneburn;
FOR

130,356,065.699
    99.332
    82.506
WITHHELD
    877,105.438
    0.668
    0.555




(j) Stuart S. Parker;
FOR

130,468,581.093
    99.418
    82.578
WITHHELD
    764,590.044
    0.582
    0.483





SHARES VOTED
 % OF VOTED
 % OF TOTAL

(k) Scott E. Benjamin; and
FOR

130,474,677.168
    99.423
    82.581
WITHHELD
    758,493.969
    0.577
    0.480




(l) Grace C. Torres.
FOR

130,486,922.341
    99.432
    82.589
WITHHELD
    746,248.796
    0.568
    0.472

The special meeting of shareholders of the Prudential Global Real Estate Fund (the "Fund") held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014, January 9, 2015, and February 9, 2015 to permit further solicitation of proxies on the proposal noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on February 9, 2015, insufficient votes were obtained to approve the following proposal:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.



SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
    61,047,160.007
    49.765
    40.963
AGAINST
    868,898.605
    0.709
    0.583
ABSTAIN
    556,855.670
    0.453
    0.373
BROKER NON-VOTE
    60,200,188.789
    49.073
    40.394

TOTAL
    122,673,103.071
    100.000    %
    82.313



Prudential Short Duration Muni High Income Fund:

Results of Proxy Voting:

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios, Inc. 12 which is comprised of Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential Short Duration Muni High Income Fund and Prudential Long-Short Equity Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:



SHARES VOTED
 % OF VOTED
 % OF TOTAL

(a) Ellen S. Alberding;
FOR

130,451,075.265
    99.405
    82.566
WITHHELD
    782,095.872
    0.595
    0.495




(b) Kevin J. Bannon;
FOR

130,464,262.065
    99.415
    82.575
WITHHELD
    768,909.072
    0.585
    0.486




(c) Linda W. Bynoe;
FOR

130,450,136.572
    99.404
    82.566
WITHHELD
    783,034.565
    0.596
    0.495




(d) Keith F. Hartstein;
FOR

130,418,994.870
    99.380
    82.546
WITHHELD
    814,176.267
    0.620
    0.515




(e) Michael S. Hyland;
FOR

130,411,843.871
    99.375
    82.542
WITHHELD
    821,327.266
    0.625
    0.519




(f) Stephen P. Munn;
FOR

130,356,575.651
    99.333
    82.507
WITHHELD
    876,595.486
    0.667
    0.554




(g) James E. Quinn;
FOR

130,446,726.994
    99.401
    82.564
WITHHELD
    786,444.143
    0.599
    0.497




(h) Richard A. Redeker;
FOR

130,311,471.503
    99.298
    82.478
WITHHELD
    921,699.634
    0.702
    0.583




(i) Stephen G. Stoneburn;
FOR

130,356,065.699
    99.332
    82.506
WITHHELD
    877,105.438
    0.668
    0.555




(j) Stuart S. Parker;
FOR

130,468,581.093
    99.418
    82.578
WITHHELD
    764,590.044
    0.582
    0.483



Prudential Long-Short Equity Fund:

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios, Inc. 12 which is comprised of Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential Short Duration Muni High Income Fund and Prudential Long-Short Equity Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:






SHARES VOTED
 % OF VOTED
 % OF TOTAL

(a) Ellen S. Alberding;
FOR

130,451,075.265
    99.405
    82.566
WITHHELD
    782,095.872
    0.595
    0.495




(b) Kevin J. Bannon;
FOR

130,464,262.065
    99.415
    82.575
WITHHELD
    768,909.072
    0.585
    0.486




(c) Linda W. Bynoe;
FOR

130,450,136.572
    99.404
    82.566
WITHHELD
    783,034.565
    0.596
    0.495




(d) Keith F. Hartstein;
FOR

130,418,994.870
    99.380
    82.546
WITHHELD
    814,176.267
    0.620
    0.515




(e) Michael S. Hyland;
FOR

130,411,843.871
    99.375
    82.542
WITHHELD
    821,327.266
    0.625
    0.519




(f) Stephen P. Munn;
FOR

130,356,575.651
    99.333
    82.507
WITHHELD
    876,595.486
    0.667
    0.554




(g) James E. Quinn;
FOR

130,446,726.994
    99.401
    82.564
WITHHELD
    786,444.143
    0.599
    0.497




(h) Richard A. Redeker;
FOR

130,311,471.503
    99.298
    82.478
WITHHELD
    921,699.634
    0.702
    0.583




(i) Stephen G. Stoneburn;
FOR

130,356,065.699
    99.332
    82.506
WITHHELD
    877,105.438
    0.668
    0.555




(j) Stuart S. Parker;
FOR

130,468,581.093
    99.418
    82.578
WITHHELD
    764,590.044
    0.582
    0.483









SHARES VOTED
 % OF VOTED
 % OF TOTAL

(k) Scott E. Benjamin; and
FOR

130,474,677.168
    99.423
    82.581
WITHHELD
    758,493.969
    0.577
    0.480




(l) Grace C. Torres.
FOR

130,486,922.341
    99.432
    82.589
WITHHELD
    746,248.796
    0.568
    0.472